Jim Compton Vice Chairman & Chief Revenue Officer John Gebo Senior Vice President Financial Planning & Analysis Exhibit 99.1

Safe Harbor Statement

Certain statements included in this investor update are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,”
“forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-
looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income;
general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors;
U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations);
labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Part I, Item 1A, Risk Factors, of UAL’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC.

Committed to running a great airline and improving returns 3 Deliver reliability Expand revenue Improve efficiency and quality Strengthen balance sheet

Operational investments have paid off

+6%
Apr. 2014 Apr. 2013
Mainline on-time
arrival
On-time boarding
Maintenance cancellations (%)
On-time departures (D:0)
+5%
Apr. 2014 Apr. 2013
+3%
Apr. 2014 Apr. 2013
-56%
Apr. 2014 Apr. 2013
Implemented new arrival
and departure
procedures to reduce
aircraft turn times
Enhanced boarding
process and new agent
interface to improve
speed and experience
Implemented programs
to improve fleet
reliability

Capacity discipline is central to our strategy

United’s capacity vs.
U.S. GDP growth
(year-over-year)
Installing slimline economy seats
10 – 15% lighter than seats
they’re replacing
Expect to install on ~350 aircraft
by YE 2014
Up-gauging regional fleet
Adding 27 76-seat E175s in
2014, replacing 50 seaters
Adding new Pacific service and
down-gauging certain existing
routes to B787
2.4%
1.9%
2.8%
(1.4%)
(1.5%)
2014E
0.5%- 1.5%
2013 2012
Efficient capacity growth in 2014
Sources: SEC filings and IHS Global Insight; 2014E capacity from Apr. 24 Investor Update
United consolidated capacity GDP

Taking near-term actions to improve our revenue

Improve value of network
Optimize revenue management practices
Restructuring Pacific network
Optimizing 747 deployment after improving reliability
Re-banking schedules at DEN and IAH
De-hubbing CLE
Made phased recalibrations to demand forecast
Restructuring domestic and short-haul Latin premium
cabin fares to improve revenue
2Q End of Year
2Q End of Year
- Not yet implemented
- Full benefit achieved

Enhancing our Pacific network

Launching non-stop service to
Taipei and Chengdu, China
Moving Seattle to Tokyo
service to second daily
Houston-Tokyo
Reducing UA intra-Asia service
and increasing connectivity
with ANA
Expect traffic connecting on
ANA to increase 30% in 2
nd
quarter
Deploying B747 from Chicago
to Tokyo and Shanghai
Downgauging Sydney to B777
Optimizing B747
deployment
Restructuring
Pacific network
Improving joint
venture
coordination
Chicago
Seoul
Sydney
Taipei
Houston
San Francisco
Melbourne
Chengdu
Shanghai
Tokyo
Added or
up-gauged
Eliminated or
down-gauged
Bangkok
Hong Kong
Seattle
Los Angeles
Denver

Strengthening our powerful digital tools 8

$3.0
$2.8
$2.5
$2.4
$2.2
2014E
$3.5+
2017E
+7% CAGR
2013 2012 2011 2010
Expect to make meaningful progress in 2014 toward $3.5 billion ancillary revenue goal
9
Comprehensive and
relevant portfolio
Powerful and nimble
technology platforms
Dynamic pricing
capabilities
Expand availability
through other channels
Ancillary revenue
($B)
1
1: 2010 results are pro-forma

Expect to achieve $2 billion in annual cost savings by 2017

Maintenance
~$100M
Fuel
consumption
~$1B
Productivity
~$500M
Distribution
~$100M
Sourcing
~$150M
Efficiency benefit
from new aircraft,
engineering
upgrades and
efficient operating
processes
Realign work with
our strengths and
implement lean
practices
Reduce overtime,
improve efficiency
and deploy self-
service technology
Shift traffic
mix towards
optimal
distribution
channels
Reduce sourcing
costs through total
cost of ownership

Expect to achieve $250 - $300 million in non-fuel cost
savings in 2014 across every aspect of our business

Productivity
Sourcing
Bring engine contracts in line with market rates
Implement best sourcing initiatives
Restructure airport rental agreements
Redesign airports to improve passenger flows
and better match staffing with demand
Improve technology and tools employees and
customers use
Optimize staffing to reduce overtime
Two areas with meaningful impact in 2014

Fuel efficiency to drive $1 billion in annual savings by 2017

Firm aircraft deliveries
13
17
Average: 25
mainline AC
per year
2017E
15
9
6
2016E
16
2
14
2015E
46
23
10
2014E
52
29
6
B737
B787
E175
Expect to achieve nearly $200M in fuel efficiency savings in 2014

Expect 2014 CASM ex-fuel to grow between 1 and 2% YOY

3.1%
0.0%
2.0%
4.0%
FY 2014E
1% – 2%
2H 2014E
~1.0%
2Q 2014E
1.25% - 2.25%
1Q 2014
YOY CASM ex-fuel
1
1: CASM ex-fuel numbers also exclude profit sharing, third party business expense and special charges
Expect
2015 – 2017
non-fuel unit
costs to grow
less than
inflation

1.2
0.8
2Q - 4Q
2014
0.8
0.8
1.2
2015
2.0
2017
0.8
0.8
2016
1.2
Notes:
- Convertible notes with maturity or put/call date through 2017 not shown as payments, assumed to be settled in stock
1 - Includes capital lease payments; scheduled payments include all commitments for which company has secured financing
2 – 2010 data is pro forma
Aircraft
Non aircraft
Actual debt payments¹
($B)
Future debt payments¹
($B)
0.6
1Q 2014 2012
1.5
2011
2.6
2010
2
2.5
2013
2.3
Made $10 billion of debt payments since 2009; upcoming
scheduled debt payments manageable

Improving balance sheet

Total debt outstanding¹
($B)
1: Includes annualized aircraft rent capitalized at 7x
2: 2009 and 2010 data is pro forma
1Q 2014
$1.6
2012
$2.4
2011
$1.8
2010
2
$1.5
Unfunded pension liability
($B)
1Q 2014
$18.9
2012
$20.1
2009
2
$23.8

Improving long-term shareholder value 16 Balance free cash flow allocation Increase earnings by 2-4x Improve capital structure Generate ROIC greater than 10%

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